BLACKROCK CAPITAL APPRECIATION FUND, INC.

(the “Fund”)

Supplement dated February 12, 2020 to the Statement of Additional Information (“SAI”) of the Fund, dated January 28, 2020

Effective February 1, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The title of the section and first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

Lawrence Kemp and Phil Ruvinsky are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	12 $16.03 Billion	2 $1.76 Billion	1 $747.02 Million	0 $0	0 $0	1 $747.02 Million
Phil Ruvinsky*	12 $18.44 Billion	3 $2.01 Billion	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of December 31, 2019.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Lawrence Kemp’s compensation as of September 30, 2019 and Phil Ruvinsky’s compensation as of January 31, 2020.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to the portfolio managers, such benchmarks for the Fund and other accounts are: Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell MidCap Growth Index; S&P 500 Index.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of September 30, 2019.

Portfolio Manager	Dollar Range
Lawrence Kemp	Over $1,000,000
Phil Ruvinsky*	$50,001-$100,000

*	Information provided is as of December 31, 2019.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

Shareholders should retain this Supplement for future reference.

SAI-CAPAP-0220SUP

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